UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2017

Cott Corporation
(Exact name of registrant as specified in its charter)

Canada	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6525 Viscount Road Mississauga, Ontario, Canada	L4V1H6

5519 West Idlewild Avenue Tampa, Florida, United States	33634
(Address of principal executive offices)	(Zip Code)

(905) 672-1900
(813) 313-1800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 4, 2017, Cott Corporation (the “Company”) issued a press release reporting financial results for the fiscal quarter ended April 1, 2017. A copy of the press release is furnished herewith under the Securities Exchange Act of 1934, as amended, as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 2.02 as if fully set forth herein.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company’s Annual and Special Meeting of Shareowners (the “Meeting”) was held on Tuesday, May 2, 2017. As at the record date of March 13, 2017, 138,889,813 common shares were outstanding and entitled to notice of and to vote at the Meeting.

Election of Directors

At the Meeting, shareowners approved the election of Mark Benadiba, Jerry Fowden, David T. Gibbons, Stephen H. Halperin, Betty Jane Hess, Gregory R. Monahan, Mario Pilozzi, Andrew Prozes, Eric S. Rosenfeld and Graham W. Savage to serve for the ensuing year and until their respective successors are elected.

	For	Against	Withhold	Broker non-votes
Mark Benadiba	86,021,284	-	19,282,072	6,687,098

Jerry Fowden	104,747,016	-	556,340	6,687,098

David T. Gibbons	102,920,130	-	2,383,226	6,687,098

Stephen H. Halperin	103,686,400	-	1,616,956	6,687,098

Betty Jane Hess	87,143,761	-	18,159,595	6,687,098

Gregory R. Monahan	104,872,185	-	431,171	6,687,098

Mario Pilozzi	104,677,076	-	626,280	6,687,098

Andrew Prozes	102,819,746	-	2,483,610	6,687,098

Eric S. Rosenfeld	90,798,704	-	14,504,652	6,687,098

Graham W. Savage	87,245,951	-	18,057,405	6,687,098

Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Certified Public Accounting Firm

At the Meeting, shareowners approved the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered certified public accounting firm for its 2017 fiscal year.

For	Against	Withhold	Broker non-votes

111,557,607	117,061	315,786	-

Advisory Vote on Executive Compensation

At the Meeting, shareowners approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, compensation tables and narrative discussion.

For	Against	Withhold	Broker non-votes

104,267,681	690,234	345,440	6,687,099

Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation

At the Meeting, shareowners determined, on an advisory basis, that the advisory vote on the executive compensation of the named executive officers of the Company should occur every year.

One Year	Two Years	Three Years	Abstain	Broker non-votes

100,412,762	48,804	4,824,971	16,816	6,687,101

Reduction in Stated Capital

At the Meeting, shareowners approved the reduction of the stated capital of the Company’s common shares to US$500 million.

For	Against	Withhold	Broker non-votes

104,904,082	55,406	343,866	6,687,100

Item 8.01. Other Events

On May 3, 2017, the Company announced that the Board of Directors declared a dividend of US$0.06 per common share, payable in cash on June 14, 2017 to shareowners of record at the close of business on June 2, 2017.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Cott Corporation, dated May 4, 2017 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cott Corporation (Registrant)

May 4, 2017	By: /s/ Marni Morgan Poe Marni Morgan Poe Vice President, General Counsel and Secretary